                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 8, 1999
                   Newcourt Equipment Trust Securities 1998-2


A New York                Commission File                     I.R.S. Employer
Corporation               NO. 333-34793                       No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:  November 8, 1999    Payment Date:  November 15, 1999
Collection Period:   October 31, 1999

Item 5. Other
I.    Information Regarding the Contracts
1.  Contract Pool Principal Balance
    a.    Beginning of Collection Period                      $   949,822,290
    b.    End of Collection Period                            $   916,087,411
    c.    Reduction for Collection Period                     $    33,734,879
2.  Delinquent Scheduled Payments
    a.    Beginning of Collection Period                      $    14,048,632
    b.    End of Collection Period                            $    14,976,761
3.  Liquidated Contracts
    a.    Number of Liquidated Contracts
          with respect to Collection Period                               245
    b.    Required Payoff Amounts of Liquidated Contracts     $     2,828,098
    c.    Total Reserve for Liquidation Expenses              $            -
    d.    Total Liquidation Proceeds Received                 $       369,088
    e.    Liquidation Proceeds Allocated to Owner Trust       $       339,936
    f.    Liquidation Proceeds Allocated to Depositor         $        29,152
    g.    Current Realized Losses                             $     2,488,162
4.  Prepaid Contacts
    a.    Number of Prepaid Contracts with respect
          to Collection Period                                            180
    b.    Required Payoff Amounts of Prepaid Contracts        $     3,308,859
5.  Purchased Contracts (by TCC)
    a.    Number of Contracts Purchased by TCC with
          respect to Collection Period                                     0
    b.    Required Payoff Amounts of Purchased Contracts      $            -

6. Delinquency Status of Contracts (End of Collection Period)

                  -----------------------------------------------------------------
                                                                   % of Aggregate
                   Number of       % of     Aggregate Required     Required Payoff
                   Contracts    Contracts     Payoff Amounts           Amounts
                  -----------------------------------------------------------------
a.    Current        55,688       89.70%       $ 847,716,259            91.05%
b.    31-60 days      3,111        5.01%       $  47,025,567             5.05%
c.    61-90 days      1,444        2.33%       $  17,778,706             1.91%
d.    91-120 days       809        1.30%       $   9,668,412             1.04%
e.    120+ days       1,028        1.66%       $   8,875,229             0.95%
f.    Total          62,080      100.00%       $ 931,064,172           100.00%


7. Historical Delinquency Experience with Respect to Contracts

--------------------------------------------------------------------------------------------------------
                           % of                 % of                  % of                  % of
                        Aggregate            Aggregate             Aggregate              Aggregate
                     Required Payoff      Required Payoff       Required Payoff        Required Payoff
                         Amounts              Amounts               Amounts                Amounts
  Collection
     Periods       31-60 Days Past Due  61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
---------------------------------------------------------------------------------------------------------
 10/31/99                 5.05%                1.91%                 1.04%                  0.95%
 09/30/99                 4.32%                1.77%                 0.72%                  0.92%
 08/31/99                 4.44%                1.58%                 0.68%                  0.79%
 07/31/99                 4.50%                1.51%                 0.82%                  0.71%
 06/30/99                 4.21%                1.83%                 0.67%                  0.67%
 05/31/99                 5.11%                1.70%                 0.68%                  0.58%
 04/30/99                 4.19%                1.28%                 0.53%                  0.52%
 03/31/99                 4.41%                1.34%                 0.56%                  0.54%
 02/28/99                 5.64%                1.79%                 0.58%                  0.45%
 01/31/99                 5.45%                1.51%                 0.69%                  0.01%
 12/31/98                 4.64%                1.30%                 0.01%                  0.01%

8. Historical Loss Experience With Respect to Contracts

                                        ----------------------------------------------------------------------------
                                          Collection     3 Collection    6 Collection Periods   Cumulative Since
                                            Period      Periods Ending          Ending            Cut-off Date
                                          October-99      October-99          October-99
                                        ----------------------------------------------------------------------------
a.    Number of Liquidated Contracts         245             589                1,383                 1,773
b.    Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                  0.087%          0.210%              0.493%               0.632%
c.    Required Payoff Amounts of
      Liquidated Contracts                2,828,098       8,469,680           16,252,326           22,742,313
d.    Liquidation Proceeds Allocated
      to Owner Trust                       339,936         746,435            1,049,986             1,613,668
e.    Aggregate Current Realized
      Losses                              2,488,162       7,723,245           15,202,339           21,128,645
f.    Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                     0.185%          0.575%              1.132%               1.573%


II. Information Regarding the Securities

1. Summary of Balance Information

   -----------------------------------------------------------------------------------------------------------------------------
                                    Principal Balance as of  Class Factor as of   Principal Balance as of   Class Factors as of
           Class          Coupon       November 15, 1999     November 15, 1999       October 15, 1999         October 15, 1999
                           Rate           Payment Date          Payment Date           Payment Date             Payment Date
   -----------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes      5.195000%         $          0            0.00000              $          0               0.00000
b. Class A-2 Notes      5.290000%         $ 29,729,673            0.34864              $ 59,829,865               0.70163
c. Class A-3 Notes      5.450000%         $470,004,229            1.00000              $470,004,229               1.00000
d. Class A-4 Notes      5.450000%         $201,430,384            1.00000              $201,430,384               1.00000
e. Class A-5 Notes      5.500000%         $ 88,898,617            0.72350              $ 91,605,174               0.74553
f. Class B Notes        5.660000%         $ 15,442,996            1.00000              $ 15,442,996               1.00000
g. Class C Notes
   (Quarterly Paying)   6.190000%         $ 51,029,031            1.00000              $ 51,029,031               1.00000
h. Total                7.210000%         $ 74,529,242            1.00000              $ 74,529,242               1.00000
                           N.A.           $931,064,172            0.69334              $963,870,921               0.71777

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $931,064,172 and the CCA Balance is $77,709,465.

 2.   Monthly Principal Amount
      a.    Principal Balance of Notes and Equity Certificates
            (End of Prior Collection Period)                                   $      963,870,921
      b.    Contract Pool Principal Balance (End of Collection Period)         $      916,087,411
      c.    Monthly Principal Amount                                           $       47,783,510

 3.   Gross Collections
      a.    Scheduled Payments Received                                        $       32,652,349
      b.    Liquidation Proceeds Allocated to Owner Trust                      $          339,936
      c.    Required Payoff Amounts of Prepaid Contracts                       $        3,308,859
      d.    Required Payoff Amounts of Purchased Contracts                     $               -
      e.    Proceeds of Clean-up Call                                          $               -
      f.    Investment Earnings on Collection Account and Note Distribution    $           80,087
      g.    Extension Fees Allocated to Owner Trust                            $               -
      h.    Total Gross Collections (sum of (a) through (g))                   $       36,381,231

 4.   Determination of Available Funds                                         $       36,381,231
      a.    Total Gross Collections                                            $        1,931,817
      b.    Withdrawal from Cash Collateral Account                            $       38,313,047
      c.    Total Available Funds


5. Application of Available Funds

----------------------------------------------------------------------------------------
             Item                        Amount                Remaining Available Funds
----------------------------------------------------------------------------------------
a.    Total Available Funds                                         $    38,313,047
b.    Servicing Fee                     $       989,398             $    37,323,649
c.    Interest on Notes:
      i) Class A-1 Notes                $            -              $    37,323,649
      ii) Class A-2 Notes               $       263,750             $    37,059,899
      iii) Class A-3 Notes              $     2,134,603             $    34,925,297
      iv) Class A-4 Notes               $       914,830             $    34,010,467
      v) Class A-5 Notes                $       419,857             $    33,590,610
      vi) Class B Notes                 $        72,839             $    33,517,770
      vii) Class C Notes                $       263,225             $    33,254,546
      viii) Class D Notes               $       447,797             $    32,806,749
d.    Principal of Notes
      i) Class A-1 Notes                $            -              $    32,806,749
      ii) Class A-2 Notes               $    30,100,192             $     2,706,557
      iii) Class A-3 Notes              $            -              $     2,706,557
      iv) Class A-4 Notes               $            -              $     2,706,557
      v) Class A-5 Notes                $     2,706,557             $           -
      vi) Class B Notes                 $            -              $           -
      vii) Class C Notes                $            -              $           -
      viii) Class D Notes               $            -              $           -
e.    Deposit to Cash
      Collateral Account                $            -              $           -
f.    Amount to be applied in
      accordance with CCA
      Loan Agreement                    $            -              $           -
g     Balance, if any, to Equity
      Certificates                      $            -              $           -

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    -------------------------------------------------------------------------------------------------
                                                                                  November 15, 1999
                           Item                                                      Payment Date
    -------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                                79,641,282
    b.    Deposits to Cash Collateral Account                                                 -
    c.    Withdrawals from Cash Collateral Account                                     1,931,817
    d.    Releases of Cash Collateral Account Surplus                                         -
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                                      77,709,465
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                            94,000,846
    g.    Cash Collateral Account Shortfall                                           16,291,381
          (Excess, if any, of (f) over (e))

2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          January 1999 Payment Date  to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                                           94,000,846
    b.    For Payment Dates from, and including, the
          January 2000 Payment Date until
           the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
          3) Total ((1) plus (2))
    c.    Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($16,785,865); and
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance
    d.    Requisite Cash Collateral Amount

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                                  -
    b.    Principal Deficiency Amount                                                   1,931,817
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                                -
    d.    Total Cash Collateral Account Withdrawals                                     1,931,817

IV. Information Regarding Distributions on Securities

------------------------------------------------------------------------------------------------------------
       Distribution              Class A-1           Class A-2             Class A-3             Class A-4
         Amounts                   Notes               Notes                 Notes                 Notes
-------------------------------------------------------------------------------------------------------------
1. Interest Due                  $        -       $      263,750         $    2,134,603        $    914,830
2. Interest Paid                 $        -       $      263,750         $    2,134,603        $    914,830
3. Interest Shortfall            $        -       $          -           $          -          $        -
((1) minus (2))
4. Principal Paid                $        -       $   30,100,192         $          -          $        -
5. Total Distribution Amount     $        -       $   30,363,942         $    2,134,603        $    914,830
((2) plus (4))


------------------------------------------------------------------------------------------------------------------
       Distribution            Class A-5         Class B        Class C          Class D
         Amounts                 Notes            Notes          Notes             Notes             Totals
------------------------------------------------------------------------------------------------------------------
1. Interest Due                $    419,857    $    72,839     $   263,225      $    447,797      $    4,516,900
2. Interest Paid               $    419,857    $    72,839     $   263,225      $    447,797      $    4,516,900
3. Interest Shortfall          $        -      $        -      $       -        $        -        $          -
((1) minus (2))
4. Principal Paid              $  2,706,557    $        -      $       -        $        -        $   32,806,749
5. Total Distribution Amount   $  3,126,414    $    72,839     $   263,225      $    447,797      $   37,323,649
((2) plus (4))


V. Information Regarding Other Pool Characteristics

    ----------------------------------------------------------------------------------
                                               As of End of            As of End of
                   Item                         October-99             September-99
                                            Collection Period       Collection Period
    -----------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts            69,983                   N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                   $1,342,869,226               N.A.
    c.    Original Weighted Average               46.30                    N.A.
           Remaining Term
    d.    Weighted Average                        56.50                    N.A.
          Original Term
2.  Current Contract Characteristics
    a.    Number of Contracts                     62,080                  62,970
    b.    Average Contract                       $14,757                 $15,084
          Principal Balance
    c.    Weighted Average                         38.2                    39.0

                                 Remaining Term

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

 ------------------------------------------------------------------
 Payment Date                                         Since Issue
   Period                                                 CPR
 ------------------------------------------------------------------
 0                         December-98
 1                          January-99                   1.060%
 2                            Feb-99                     4.881%
 3                            Mar-99                     9.207%
 4                           April-99                   10.595%
 5                            May-99                    10.294%
 6                            Jun-99                     9.272%
 7                            Jul-99                     9.814%
 8                            Aug-99                     8.969%
 9                            Sep-99                     8.813%
 10                           Oct-99                     8.067%
 11                           Nov-99                     7.852%

VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                     AT&T Capital Corporation

                                     Michel Beland
                                     -------------
                                     Michel Beland
                                     Senior Vice President, Financial Reporting